                                                                    Exhibit 99.1


[FAIRPOINT COMMUNICATIONS, INC. LOGO]


FOR IMMEDIATE RELEASE

                                                       CONTACT: Timothy W. Henry
                                                       Telephone: (704) 344.8150
                                                     Email: Thenry@fairpoint.com


              FAIRPOINT ANNOUNCES SOLID YEAR END AND FOURTH QUARTER
                OPERATING RESULTS AND SUCCESSFUL DEBT REFINANCING

CHARLOTTE, N.C. (March 24, 2003) - FairPoint Communications, Inc. ("FairPoint") today announced its full year and fourth-quarter financial results. FairPoint also announced that on March 6, 2003, it successfully completed a $225 million offering of Senior Notes and amended and restated its Credit Facility.

Highlights of FairPoint's financial results from continuing operations for the year and the quarter ended Dec. 31, 2002 include:

      o     Consolidated revenues in 2002 were basically unchanged from year
            2001.

      o Consolidated 2002 earnings before interest, taxes, depreciation and amortization (EBITDA) increased 6.0 percent to $121.1 million.

      o Adjusted rural local exchange carrier (RLEC) EBITDA increased 7.4 percent to $132.7 million from 2001.

      o Fourth-quarter revenues increased 6.3 percent from the same period a year ago.

      o Fourth-quarter adjusted RLEC EBITDA increased 11.1 percent to $33.1 million from the prior year.

RESULTS FOR THE YEAR ENDED DEC. 31, 2002

FairPoint reported consolidated revenues from continuing operations of $235.9 million, a 0.3 percent increase compared to $235.2 million for the prior year. Revenues from FairPoint's rural local exchange carrier (RLEC) companies were $228.5 million, an increase of 1.5 percent compared to $225.1 million for the prior year. This increase in RLEC revenues was primarily from the 2002 full year operations by the RLECs acquired during 2001. The RLEC companies owned prior to 2001 reported comparable revenues of $222.8 million for 2002, a 0.3 percent decrease from $223.5 million in 2001. FairPoint's wholesale long distance carrier services subsidiary, FairPoint Carrier Services, Inc. (Carrier Services), reported revenues of $7.3 million, a 27.7 percent decrease compared to $10.1 million in 2001.

Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) from continuing operations were $121.1 million for 2002, a 6.0 percent increase from $114.2 million for the same period in 2001. RLEC EBITDA adjusted to exclude non-cash expenses was $132.7 million, an increase of 7.4 percent from $123.6 million for the same period in 2001. For the companies owned prior to 2001, EBITDA was $128.9 million, a 5.1 percent increase from $122.6 million in the prior year. Carrier Services reported EBITDA of $1.2 million.

For the year ended Dec. 31, 2002, FairPoint reported consolidated net income after taxes of $13.2 million. Approximately $19.5 million of the net income is mainly attributable to extinguishment of debt related to the discontinuation of the CLEC business operated by Carrier Services. For the year ended Dec. 31, 2002, consolidated net losses from continuing operations were $6.3 million, compared with losses of $23.3 million in 2001.

RESULTS FOR THE FOURTH-QUARTER ENDED DEC. 31, 2002

FairPoint reported fourth-quarter consolidated revenues from continuing operations of $61.6 million, a 6.4% increase compared to $57.9 million for the three months ended Dec. 31, 2001. The RLEC companies reported revenues of $60.2 million, an increase of 9.7 percent compared to $54.9 million for the same period in 2001. Carrier Services reported revenues of $1.4 million, a 53.3 percent decrease compared to $3.06 million for the fourth-quarter of 2001.

Consolidated EBITDA from continuing operations was $28.3 million in the fourth-quarter 2002, a 7.2 percent decrease from $30.5 million for the same period in 2001. This decrease was primarily related to impairment charges regarding investments in non-core assets. RLEC EBITDA adjusted to exclude non-cash expenses was $33.1 million in the fourth-quarter, an 11.1 percent increase from $29.8 million for the same period in 2001. Carrier Services reported EBITDA of $0.4 million in the fourth quarter of 2002, unchanged from the same period in 2001.

FairPoint reported consolidated net losses after taxes of $4.2 million in the fourth-quarter of 2002. Approximately $0.5 million of losses were from discontinued operations of the CLEC business of Carrier Services. The consolidated net losses from continuing operations were $3.7 million, compared with losses of $2.7 million for the comparable period in 2001.

FAIRPOINT SUCCESSFULLY COMPLETES REFINANCING PLAN

On March 6, 2003, FairPoint issued $225.0 million of 11-7/8% Senior Notes due 2010. Also, FairPoint amended and restated its Credit Facility to provide for a $70 million (of which $60 million was committed) revolving facility, and a $30 million tranche A Term Loan. These loans mature on March 31, 2007. In addition, the financial covenants were adjusted to provide additional financial flexibility and the tranche C Term Loan amortization was reset with a final payment due on March 31, 2007.

Proceeds from the Senior Note and A Term Loan were primarily used to repay existing debt and repurchase, at a discount, a small amount of subordinated debt and preferred stock.

"With our refinancing completed, we have gained much greater financial and operating flexibility," said Gene Johnson, Chairman and CEO. "This removes the pending September 2004 refinancing uncertainties and measurably improves our financial profile.

We are pleased with the improved credit ratings received from the rating agencies following the successful completion of this refinancing, which reflect the solid capital structure now in place."

ABOUT FAIRPOINT

FairPoint Communications, Inc. is one of the leading providers of telecommunications services to rural communities across the country. Incorporated in 1991, FairPoint's mission is to acquire and operate telecommunications companies that set the standard of excellence for the delivery of service to rural communities. Today, FairPoint owns and operates 29 rural local exchange companies located in 18 states. FairPoint serves customers with more than 243,000 access lines and offers an array of services including local voice, long distance, data and Internet.

FORWARD LOOKING STATEMENT

The statements in this news release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in previous FairPoint Communications, Inc., filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability of equipment, materials, inventories and programming, product acceptance, and the ability to construct, expand and upgrade its services and facilities. FairPoint does not undertake to update any forward-looking statements in this news release or with respect to matters described herein.


                                      # # #




Attachments

                          FAIRPOINT COMMUNICATIONS, INC.

           CONSOLIDATED AND RURAL LOCAL EXCHANGE FINANCIAL INFORMATION

         FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001

                                                                      Three-Months                Three-Months
($ million)                                                               Ended                       Ended
                                                                        12/31/02                    12/31/01
                                                                        ---------                   ---------
CONSOLIDATED RESULTS FROM CONTINUING OPERATIONS:
     Revenues                                                           $  61,587                   $  57,910
     Operating expenses                                                    44,442                      45,330
                                                                        ---------                   ---------
     Income from operations                                                17,145                      12,580
     Other income (expense)                                               (20,794)(1),(4),(7),(8)     (15,785)(3)
                                                                        ---------                   ---------
     Loss from continuing operations before income taxes                   (3,649)                     (3,205)
     Income (loss) from discontinued operations                              (534)                    (99,456)
     Income taxes                                                             (94)                        516
     Minority Interest in income of subsidiaries                               (1)                         --
                                                                        =========                   =========
     Net income (loss)                                                  $  (4,278)                  $(102,145)
                                                                        =========                   =========

     EBITDA                                                             $  33,505                   $  29,944
     Free Cash Flow                                                        (6,644)                     (5,073)

     Other information:
     Gross property, plant and equipment                                $ 635,575                   $ 610,571
     Capital expenditures                                                  19,780                      14,871
     Interest expense (excluding FASB 133 & amortization)                  18,905                      18,735

RURAL LOCAL EXCHANGE OPERATIONS:
     Revenues                                                           $  60,181                   $  54,918
     Operating expenses                                                    43,420                      42,727
                                                                        ---------                   ---------
     Income from operations                                                16,761                      12,191
     Other income (expense)                                               (19,464)(4)                 (15,776)(3)
                                                                        ---------                   ---------
     Earnings (Loss) before income taxes                                   (2,703)                     (3,585)
     Income taxes                                                             (94)                        516
     Minority Interest in income of subsidiaries                               (1)                         --
                                                                        =========                   =========
     Net income (loss)                                                  $  (2,798)                  $  (3,069)
                                                                        =========                   =========

     EBITDA                                                             $  33,126                   $  29,792
     Free Cash Flow                                                        (6,437)                     (1,132)

     OTHER INFORMATION:
     Gross property, plant and equipment                                $ 635,500                   $ 610,496
     Capital expenditures                                                  19,780                      10,778
     Interest expense (excluding FASB 133 & amortization)                  18,319                      18,735



                                                                      Twelve-Months               Twelve-Months
($ million)                                                               Ended                       Ended
                                                                        12/31/02                    12/31/01
                                                                        ---------                   ---------
CONSOLIDATED RESULTS FROM CONTINUING OPERATIONS:
     Revenues                                                           $ 235,860                   $ 235,213
     Operating expenses                                                   160,256                     175,202
                                                                        ---------                   ---------
     Income from operations                                                75,604                      60,011
     Other income (expense)                                               (81,345)(2),(5),(9),(10)    (82,927)(6)
                                                                        ---------                   ---------
     Loss from continuing operations before income taxes                   (5,741)                    (22,916)
     Income (loss) from discontinued operations                            19,500                    (188,251)
     Income taxes                                                            (518)                       (431)
     Minority Interest in income of subsidiaries                               (2)                         (2)
     Net income (loss)                                                  $  13,239                   $(211,600)
                                                                        =========                   =========

     EBITDA                                                             $ 133,907                   $ 123,670
     Free Cash Flow                                                        12,342                      (3,601)

     OTHER INFORMATION:
     Gross property, plant and equipment                                $ 635,575                   $ 610,571
     Capital expenditures                                                  39,454                      43,701
     Interest expense (excluding FASB 133 & amortization)                  76,131                      77,037

RURAL LOCAL EXCHANGE OPERATIONS:
     Revenues                                                           $ 228,543                   $ 225,070
     Operating expenses                                                   154,175                     166,648
                                                                        ---------                   ---------
     Income from operations                                                74,368                      58,422
     Other income (expense)                                               (71,659)(5)                 (82,878)(6)
                                                                        ---------                   ---------
     Earnings (loss) before income taxes                                    2,709                     (24,456)
     Income taxes                                                            (518)                       (431)
     Minority Interest in income of subsidiaries                               (2)                         (2)
                                                                        ---------                   ---------
     Net income (loss)                                                  $   2,189                   $ (24,889)
                                                                        =========                   =========

     EBITDA                                                             $ 132,685                   $ 123,564
     Free Cash Flow                                                        12,602                      (3,707)

     OTHER INFORMATION:
     Gross property, plant and equipment                                $ 635,500                   $ 610,496
     Capital expenditures                                                  39,454                      43,701
     Interest expense excluding FASB 133 & amortization)                   74,649                      77,037
     Access lines                                                         243,408                     244,626

Footnotes:

(1) Includes $0.6 million interest expense on FairPoint Solutions long term debt for the three months ended December 31, 2002

(2) Includes $1.5 million interest expense on FairPoint Solutions long term debt for the twelve months ended December 31, 2002

(3) Includes FASB 133 expense reduction of $1.9 million for the three months ended December 31, 2001

(4) Includes FASB 133 expense reduction of $1.1 million for the three months ended December 31, 2002

(5) Includes FASB 133 expense reduction of $0.7 million for the twelve months ended December 31, 2002

(6) Includes FASB 133 interest expense of $8.1 million for the twelve months ended December 31, 2001

(7) Includes $0.8 million loss on write-down of Choice One stock for the three months ended December 31, 2002

(8) Includes $4.4 million loss on impairment of equity method investments for the three months ended December 31, 2002

(9) Includes $8.2 million loss on write-down of Choice One stock for the twelve months ended December 31, 2002

(10) Includes $4.4 million loss on impairment of equity method investments for the twelve months ended December 31, 2002

                       FAIRPOINT COMMUNICATIONS, INC.

    SEQUENTIAL FINANCIAL INFORMATION FOR THE QUARTERS ENDING DECEMBER 31,
                  SEPTEMBER 30, JUNE 30 AND MARCH 31, 2002

                                                               Three-Months    Three-Months     Three-Months      Three-Months
($ million)                                                       Ended            Ended           Ended             Ended
                                                                12/31/02         09/30/02         06/30/02         03/31/02
                                                                ---------        ---------        ---------        ---------
CONSOLIDATED RESULTS:
     Revenues                                                   $  61,587        $  59,068        $  56,780        $  58,425
     Operating expenses                                            44,442           38,323           39,381           38,110
                                                                ---------        ---------        ---------        ---------
     Income from operations                                        17,145           20,745           17,399           20,315
     Other income (expense)                                       (20,794)         (21,469)         (24,479)         (14,603)
                                                                ---------        ---------        ---------        ---------
     Earnings (loss) from continuing

         operations before income taxes                            (3,649)            (724)          (7,080)           5,712
     Income (loss) from discontinued operations                      (534)           1,726           18,308               --
     Income taxes                                                     (94)             (69)            (144)            (211)
     Minority interest in income of subsidiaries                       (1)              --               (1)              --
                                                                ---------        ---------        ---------        ---------
     Net income (loss)                                          $  (4,278)       $     933        $  11,083        $   5,501
                                                                =========        =========        =========        =========

     Adjusted EBITDA                                            $  33,505        $  34,487        $  31,312        $  34,603
     Free Cash Flow                                                (6,644)           3,950            4,720           10,316

     OTHER INFORMATION:
     Gross property, plant and equipment                        $ 635,575        $ 624,732        $ 616,298        $ 611,953
     Capital expenditures                                          19,780            9,722            5,916            4,036
     Interest expense (exluding FASB 133 & amortization)           18,905           19,392           19,155           18,679

===============================================================================================================================

                                                               Three-Months    Three-Months     Three-Months      Three-Months
($ million)                                                       Ended            Ended           Ended             Ended
                                                                12/31/02         09/30/02         06/30/02         03/31/02
                                                                ---------        ---------        ---------        ---------
RURAL LOCAL EXCHANGE OPERATIONS:
     Revenues                                                   $  60,182        $  57,674        $  55,683        $  55,004
     Operating expenses                                            43,421           37,159           38,343           35,253
                                                                ---------        ---------        ---------        ---------
     Income from operations                                        16,761           20,515           17,340           19,751
     Other income (expense)                                       (19,464)         (19,064)         (18,534)         (14,597)
                                                                ---------        ---------        ---------        ---------
     Earnings (loss) before income taxes                           (2,703)           1,451           (1,194)           5,154
     Income taxes                                                     (94)             (69)            (144)            (211)
     Minority inerest in income of subsidiaries                        (1)               0               (1)               0
                                                                ---------        ---------        ---------        ---------
     Net income (loss)                                          $  (2,798)       $   1,382        $  (1,339)       $   4,943
                                                                =========        =========        =========        =========

     Adjusted EBITDA                                            $  33,126        $  34,261        $  31,024        $  34,274
     Free Cash Flow                                                (6,437)           4,303            4,749            9,987

     OTHER INFORMATION:
     Gross property, plant and equipment                        $ 635,500        $ 624,657        $ 616,223        $ 611,878
     Capital expenditures                                          19,780            9,722            5,916            4,036
     Interest expense (excluding FASB 133 & amortization)          18,319           18,813           18,838           18,679
     Access Lines                                                 243,408          245,075          245,996          245,051

                          FAIRPOINT COMMUNICATIONS, INC.

                            EBITDA AND FREE CASH FLOW
                                 RECONCILIATION

         FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2002 AND 2001

                                                              Three-Months Ended    Three-Months Ended
                                                                   12/31/02            12/31/01
                                                                   ---------           ---------
CONSOLIDATED RESULTS:

Loss from continuing operations                                    $  (3,744)          $  (2,689)
Add:
     Income tax expense                                                   94                (516)
     Interesttexpensexpense                                           20,019              19,622
     Stock-basedbcompensation,tnet,ofeforfeiturestures                 1,121               1,337
     FASB 133                                                         (1,067)             (1,925)
     Impairment of investments                                         5,127                  --
     Depreciationaandnamortizationation                               11,955              14,115
                                                                   ---------           ---------
Consolidated EBITDA                                                   33,505              29,944
Less:
     Scheduled principal payments                                      1,370               1,927
     Interest expense (excluding FASB 133 & amortization)             18,905              18,735
     Capital expenditures                                             19,780              14,871
     Income taxes                                                         94                (516)
                                                                   ---------           ---------
Consolidated free cash flow                                        $  (6,644)          $  (5,073)
                                                                   =========           =========


RURAL LOCAL EXCHANGE OPERATIONS:

Income (loss) from continuing operations                           $  (2,798)          $  (2,837)
Add:
     Income tax expense                                                   94                (516)
     Interesttexpensexpense                                           19,432              19,622
     Stock-basedbcompensation,tnet,ofeforfeiturestures                 1,121               1,337
     FASB 133                                                         (1,067)             (1,925)
     Impairment of investments                                         4,392                  --
     Depreciationaandnamortizationation                               11,952              14,111
                                                                   ---------           ---------
Rural Local Exchange EBITDA                                           33,126              29,792
Less:
     Scheduled principal payments                                      1,370               1,927
     Interest expense (excluding FASB 133 & amortization)             18,319              18,735
     Capital expenditures                                             19,780              10,778
     Income taxes                                                         94                (516)
                                                                   ---------           ---------
Rural Local Exchange Free Cash Flow                                $  (6,437)          $  (1,132)
                                                                   =========           =========

                                                              Twelve-Months Ended  Twelve-Months Ended
                                                                   12/31/02            12/31/01
                                                                   ---------           ---------
CONSOLIDATED RESULTS:

Loss from continuing operations                                    $  (6,261)          $ (23,349)
Add:
     Income tax expense                                                  518                 431
     Interesttexpensexpense                                           79,796              81,053
     Stock-basedbcompensation,tnet,ofeforfeiturestures                   924               1,337
     FASB 133                                                           (698)              8,134
     Impairment of investments                                        12,568                  --
     Depreciationaandnamortizationation                               47,060              56,064
                                                                   ---------           ---------
Consolidated EBITDA                                                  133,907             123,670
Less:
     Scheduled principal payments                                      5,462               6,102
     Interest expense (excluding FASB 133 & amortization)             76,131              77,037
     Capital expenditures                                             39,454              43,701
     Income taxes                                                        518                 431
                                                                   ---------           ---------
Consolidated Free Cash Flow                                        $  12,342           $  (3,601)
                                                                   =========           =========


RURAL LOCAL EXCHANGE OPERATIONS:

Income (loss) from continuing operations                           $   2,188           $ (23,441)
Add:
     Income tax expense                                                  518                 431
     Interesttexpensexpense                                           78,314              81,053
     Stock-basedbcompensation,tnet,ofeforfeiturestures                   924               1,337
     FASB 133                                                           (698)              8,134
     Impairment of investments                                         4,392                  --
     Depreciationaandnamortizationation                               47,047              56,050
                                                                   ---------           ---------
Rural Local Exchange EBITDA                                          132,685             123,564
Less:
     Scheduled principal payments                                      5,462               6,102
     Interest expense (excluding FASB 133 & amortization)             74,649              77,037
     Capital expenditures                                             39,454              43,701
     Income taxes                                                        518                 431
                                                                   ---------           ---------
Rural Local Exchange Free Cash Flow                                $  12,602           $  (3,707)
                                                                   =========           =========

                         FAIRPOINT COMMUNICATIONS, INC.

                       SEQUENTIAL QTR/QTR FREE CASH FLOW

                                                           Three-Months  Three-Months   Three-Months  Three-Months
                                                              Ended          Ended         Ended         Ended
                                                             12/31/02       09/30/02      06/30/02      03/31/02
                                                             --------       --------      --------      --------
CONSOLIDATED RESULTS:

Consolidated EBITDA                                          $ 33,505       $ 34,487      $ 31,312      $ 34,603
Less:
   Scheduled principal payments                                 1,370          1,354         1,377         1,361
   Interest Expense (excluding FASB 133 & amortization)        18,905         19,392        19,155        18,679
   Capital expenditures                                        19,780          9,722         5,916         4,036
   Income taxes                                                    94             69           144           211
                                                             --------       --------      --------      --------
Consolidated Free Cash Flow                                  $ (6,644)      $  3,950      $  4,720      $ 10,316
                                                             ========       ========      ========      ========


================================================================================================================


RURAL LOCAL EXCHANGE OPERATIONS:

Rural Local Exchange EBITDA                                  $ 33,126       $ 34,261      $ 31,024      $ 34,274
Less:
  Scheduled principal payments                                  1,370          1,354         1,377         1,361
  Interest Expense (excluding FASB 133 & amortization)         18,319         18,813        18,838        18,679
  Capital expenditures                                         19,780          9,722         5,916         4,036
  Income taxes                                                     94             69           144           211
                                                             --------       --------      --------      --------
Rural Local Exchange Free Cash Flow                          $ (6,437)      $  4,303      $  4,749      $  9,987
                                                             ========       ========      ========      ========

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31,
                                                                  2002                2001
                                                              (UNAUDITED)

                                ASSETS
----------------------------------------------------------------------------------------------
                                                                   (DOLLARS IN THOUSANDS)
Current assets:
    Cash                                                       $   5,572               3,063
    Accounts receivable                                           25,454              30,949
    Other                                                          5,554               7,098
    Assets of discontinued operations                                806              25,997
----------------------------------------------------------------------------------------------
Total current assets                                              37,386              67,107
----------------------------------------------------------------------------------------------
Property, plant, and equipment, net                              276,717             283,280
----------------------------------------------------------------------------------------------
Other assets:
    Investments                                                   44,022              48,941
    Goodwill, net of accumulated amortization                    454,306             454,306
    Deferred charges and other assets                             16,822              21,381
----------------------------------------------------------------------------------------------
Total other assets                                               515,150             524,628
----------------------------------------------------------------------------------------------
Total assets                                                   $ 829,253             875,015
==============================================================================================

                LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                           $  21,011              20,018
    Current portion of long-term debt and other
      long-term liabilities                                        6,240               6,759
    Demand notes payable                                             427                 464
    Accrued interest payable                                      10,501              10,882
    Other accrued liabilities                                     21,500              12,042
    Liabilities of discontinued operations                         5,065             160,376
----------------------------------------------------------------------------------------------
Total current liabilities                                         64,744             210,541
----------------------------------------------------------------------------------------------
Long-term liabilities:
    Long-term debt, net of current portion                       798,486             776,279
    Liabilities of discontinued operations                         5,265               9,735
----------------------------------------------------------------------------------------------
    Deferred credits and other long-term liabilities              13,449              23,817
----------------------------------------------------------------------------------------------
Total long-term liabilities                                      817,200             809,831
----------------------------------------------------------------------------------------------
Minority interest                                                     16                  17
----------------------------------------------------------------------------------------------
Common stock subject to put options                                3,136               4,136
----------------------------------------------------------------------------------------------
Redeemable preferred stock                                        90,307                  --
----------------------------------------------------------------------------------------------
Stockholders' deficit:
    Common stock                                                     499                 499
    Additional paid-in capital                                   206,942             217,936
    Accumulated other comprehensive loss                          (1,132)             (2,247)
    Accumulated deficit                                         (352,459)           (365,698)
----------------------------------------------------------------------------------------------
Total stockholders' deficit                                     (146,150)           (149,510)
----------------------------------------------------------------------------------------------
Total liabilities and stockholders' deficit                    $ 829,253             875,015
==============================================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                        Three months ended                Twelve months ended
                                                            December 31,                       December 31,

                                                        2002              2001            2002             2001
-------------------------------------------------------------------------------------------------------------------
                                                        (DOLLARS IN THOUSANDS)
Revenues                                              $ 61,587           57,910          235,860          235,213
-------------------------------------------------------------------------------------------------------------------
Operating expenses:
    Operating expenses, excluding depreciation
      and amortization and stock-based
      compensation                                      31,366           29,878          112,272          117,801
    Depreciation and amortization                       11,955           14,115           47,060           56,064
    Stock-based compensation                             1,121            1,337              924            1,337
-------------------------------------------------------------------------------------------------------------------
Total operating expenses                                44,442           45,330          160,256          175,202
-------------------------------------------------------------------------------------------------------------------
Income from operations                                  17,145           12,580           75,604           60,011
-------------------------------------------------------------------------------------------------------------------
Other income (expense):
    Net gain (loss) on sale of investments and
      other assets                                         124               48               34             (648)
    Interest and dividend income                           451              275            1,898            1,990
    Interest expense                                   (20,019)         (19,621)         (79,796)         (81,053)
    Impairment on investments                           (5,127)              --          (12,568)              --
    Equity in net earnings of investees                  2,298            1,654            7,903            4,995
    Other nonoperating, net                              1,479            1,859            1,184           (8,211)
-------------------------------------------------------------------------------------------------------------------
Total other expense                                    (20,794)         (15,785)         (81,345)         (82,927)
-------------------------------------------------------------------------------------------------------------------
Loss from continuing operations before
    income taxes                                        (3,649)          (3,205)          (5,741)         (22,916)
Income tax expense                                         (94)             516             (518)            (431)
Minority interest in income of subsidiaries                 (1)              --               (2)              (2)
-------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                         (3,744)          (2,689)          (6,261)         (23,349)
-------------------------------------------------------------------------------------------------------------------
Discontinued operations:
    Loss from discontinued competitive
      communications operations                             --           (4,172)              --          (92,967)
    Income (loss) on disposal of competitive
      communications operations                           (534)         (95,284)          19,500          (95,284)
-------------------------------------------------------------------------------------------------------------------
Income (loss) from discontinued operations                (534)         (99,456)          19,500         (188,251)
-------------------------------------------------------------------------------------------------------------------
Net income (loss)                                       (4,278)        (102,145)          13,239         (211,600)
Redeemable preferred stock dividends
    and accretion                                       (4,802)              --          (11,918)              --
-------------------------------------------------------------------------------------------------------------------
Net income (loss) attributed to common
    shareholders                                      $ (9,080)        (102,145)           1,321         (211,600)
===================================================================================================================

                 FAIRPOINT COMMUNICATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------------------------------------
                                                                                     Twelve months ended
                                                                                         December 31,
                                                                                   2002                2001
-------------------------------------------------------------------------------------------------------------
                                                                                    (DOLLARS IN THOUSANDS)
Cash flows from operating activities:
    Net income (loss)                                                         $  13,239            (211,600)
-------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net income (loss) to net cash provided by operating activities of continuing operations:
      (Income) loss from discontinued operations                                (19,500)            188,251
      Amortization of debt issue costs                                            3,664               4,018
      Depreciation and amortization                                              47,060              56,064
      Other non cash items                                                        7,518               5,629
      Changes in assets and liabilities arising from operations:
        Accounts receivable and other current assets                              3,749                (175)
        Accounts payable and accrued expenses                                     3,140              (3,960)
        Income taxes                                                                379                 306
        Other assets/liabilities                                                   (497)                224
-------------------------------------------------------------------------------------------------------------
           Total adjustments                                                     45,513             250,357
-------------------------------------------------------------------------------------------------------------
             Net cash provided by operating activities of continuing
               operations                                                        58,752              38,757
-------------------------------------------------------------------------------------------------------------
Cash flows from investing activities of continuing operations:
    Net capital additions                                                       (39,077)            (43,570)
    Acquisitions of telephone properties                                             --             (18,862)
    Other, net                                                                    7,898               4,488
-------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities of continuing operations            (31,179)            (57,944)
-------------------------------------------------------------------------------------------------------------
Cash flows from financing activities of continuing operations:
    Loan origination costs                                                          (63)             (2,322)
    Proceeds from issuance of long-term debt                                    129,080             316,215
    Repayments of long-term debt                                               (140,560)           (211,973)
    Other, net                                                                   (1,003)               (686)
-------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities of
        continuing operations                                                   (12,546)            101,234
-------------------------------------------------------------------------------------------------------------
      Net cash contributed from continuing operations to
        discontinued operations                                                 (12,518)            (83,114)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in cash                                             2,509              (1,067)
Cash, beginning of period                                                         3,063               4,130
-------------------------------------------------------------------------------------------------------------
Cash, end of period                                                           $   5,572               3,063
=============================================================================================================
Supplemental disclosures of noncash financing activities:
    Redemmable preferred stock issued in connection with
      long-term debt settlement                                               $  93,861                  --
-------------------------------------------------------------------------------------------------------------
    Long-term debt forgiveness in connection with Carrier
      Services' debt settlement                                               $   2,000                  --
-------------------------------------------------------------------------------------------------------------
    Redeemable preferred stock dividends                                      $  10,918                  --
-------------------------------------------------------------------------------------------------------------
    Accretion of redeemable preferred stock                                   $   1,000                  --
    Long-term debt issued in connection with Carrier Services'
      interest rate swap settlement                                           $   3,003                  --
-------------------------------------------------------------------------------------------------------------
    Long-term debt issued in connection with Carrier Services'
      Tranche B interest payment                                              $     887                  --
=============================================================================================================